SouthTrust Funds

SouthTrust Bond Fund
SouthTrust Income Fund
SouthTrust Growth Fund
SouthTrust Value Fund
SouthTrust Alabama Tax-Free Fund
SouthTrust U.S. Treasury Money Market Fund

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Supplement to the Prospectuses dated June 30, 2003



Under the heading entitled "Who Manages the Fund?", the Adviser's assets under management was inadvertently reported as being approximately $5.9 billion. The correct amount was approximately $3.5 billion. As such, please delete the second sentence of the third paragraph that reads:

     " As of April 30, 2003, the Adviser had approximately $5.9 billion in assets under management."

and replace it with the following:

     " As of April 30, 2003, the Adviser had approximately $3.5 billion in assets under management."







                                                               February 23, 2004

Cusip 844734202
Cusip 844734400
Cusip 844734608
Cusip 844734301
Cusip 844734509
Cusip 844734103

30095 (2/04)